RANGER FUNDS INVESTMENT TRUST

Ranger Micro Cap Fund

Investor Class: RFTMX

Institutional Class: RFIMX

Ranger Small Cap Fund

Investor Class: RFTSX

Institutional Class: RFISX

Ranger Aurum+ Fund

Institutional Class: GLDPX

Statement of Additional Information

Supplement dated January 15, 2021 to the Statement of Additional Information Dated November 30, 2020

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Effective November 30, 2020, the Board of Trustees (the “Board”) of Ranger Funds Investment Trust (the “Trust”) appointed Larrie A. Weil to the Board to serve as an Independent Trustee.

With the appointment of Larrie A. Weil, the following changes are made to the SAI:

1. The following paragraph is added to the section MANAGEMENT – Trustee Qualifications:

Larrie A. Weil has been Principal at Weil Capital Advisors since 2011. Prior to this, Mr. Weil had a successful career in the investment banking industry, which earned him a reputation for commercial integrity, exceptional interpersonal and mentoring skills, and a deep understanding of the capital markets. As a problem-solving and strategic-thinking senior executive with major regional investment banking firms, Mr. Weil has been an effective leader in the roles of Chief Operating Officer, Chief Administrative Officer, Head of Corporate Finance, Head of Capital Markets, and Director of Equity Research. Mr. Weil has served as an independent director on corporate boards of public companies, as well as a board member of private companies. He has been a Chartered Financial Analyst since 1979 and is a lifetime member of the CFA Institute. Mr. Weil received his B.A. Degree in History from the University of California, Berkeley. Mr. Weil’s background in investment banking and experience on boards and in executive roles contribute to the Board’s effectiveness.

2. The following row is added to the Independent Trustees the section MANAGEMENT – Trustee Qualifications:

Name, Address[1] and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in the Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Past Five Years
Larrie A. Weil Year of Birth: 1944	Independent Trustee, Since November 2020	Principal, Weil Capital Advisors (Since 2011)	3	None.

2. The Section MANAGEMENT – Board Committees – Audit Committee, is replaced in its entirety with the following:

Audit Committee. The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. Larrie A. Weil has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee performs the duties of a nominating committee when and if necessary, including to consider nominees recommended by Trust shareholders.  Nominations should be forwarded to the attention of the Secretary of the Trust at the address indicated above for officers.  Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of the Trust’s Agreement and Declaration of Trust and By-Laws.  The Audit Committee met twice during the last fiscal year.

3. As of the date of this Supplement, Mr. Weil does not beneficially own any equity securities of the Trust.

4. The following row is added to the director table in the section entitled ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY (RG Aurum+ Fund)

Director	Position/Term of Office*
Larrie A. Weil	Director Since January 1, 2021

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This Supplement and the Prospectus and Statement of Additional Information dated November 30, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-458-4744.